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                                                                    Exhibit 23.2



                         INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Pillowtex Corporation:



We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.




  /s/ KPMG PEAT MARWICK LLP


Dallas, Texas

November 17, 1997